Exhibit 91.1

R1 RCM Reports Fourth Quarter and Full Year 2016 Results
CHICAGO – March 1, 2017 – R1 RCM Inc. (“R1” or the “Company”) (OTC Pink: ACHI), a leading provider of revenue cycle management and physician advisory services to healthcare providers, today announced results for the three months and full year ended December 31, 2016.
Fourth Quarter 2016 Results:

•	GAAP net services revenue of $106.2 million, compared to $68.3 million for the fourth quarter of 2015

•	GAAP net income of $13.1 million, compared to $5.4 million for the fourth quarter of 2015

•	Non-GAAP gross cash generated from customer contracting activities of $69.8 million, compared to $72.7 million for the fourth quarter of 2015

•	Non-GAAP net cash generated from customer contracting activities of negative $0.4 million, compared to $27.0 million for the fourth quarter of 2015
Full Year 2016 Results:

•	GAAP net services revenue of $592.6 million, compared to $117.2 million for 2015

•	GAAP net income of $177.1 million, compared to a net loss of $84.3 million for 2015

•	Non-GAAP gross cash generated from customer contracting activities of $208.7 million, compared to $230.2 million for 2015

•	Non-GAAP net cash generated from customer contracting activities of negative $26.8 million, compared to $26.4 million for 2015
“R1’s fourth quarter results reflect the continued progress we are making in executing on our objectives and establishing a path towards sustained profitability,” said Joe Flanagan, President and Chief Executive Officer of R1. “2016 overall was a pivotal year for R1 – in addition to renewal and expansion of our agreement with Ascension, we renewed our agreement with Intermountain Healthcare, added significant expertise to our senior management team, streamlined our cost structure, and generated substantial improvement in our financial results during the second half of the year. The progress we have made gives us confidence in our outlook for 2017 and we firmly believe it also positions us well for new customer growth.”
“We remain focused on driving our performance to achieve our financial and strategic objectives. Our 2017 guidance marks significant anticipated improvement over 2016, and is reflective of the actions we took in 2016 to improve our execution,” added Chris Ricaurte, Chief Financial Officer and Treasurer of R1. “I am also pleased that we have remediated the previously disclosed material weaknesses in our internal controls and simplified our financial reporting as a result of adopting the new revenue recognition standard in 2017.”
2017 Outlook
For 2017, R1 currently expects to generate:

•	Revenue of between $400 million and $425 million

•	GAAP operating loss of $25 million to $30 million

•	Adjusted EBITDA $0 to positive $5 million
Conference Call and Webcast Details
R1’s management team will host a conference call today at 4:30 p.m. Eastern Time to discuss its financial results and business outlook. To participate, please dial 877-880-5884 (631-601-2894 outside the U.S. and Canada) using conference code number 73785618. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s web site at r1rcm.com.
Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this press release. These include gross and net cash generated from customer contracting activities and adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees.

Gross cash generated from customer contracting activities is defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, gross cash generated from customer contracting activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. Net cash generated from customer contracting activities reflects non-GAAP adjusted EBITDA and the change in deferred customer billings.
Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation expense, reorganization-related expense and certain other items. The use of adjusted EBITDA to measure operating and financial performance is limited by our revenue recognition criteria, pursuant to which GAAP net services revenue is recognized at the end of a contract or other contractual agreement event. Adjusted EBITDA does not adequately match corresponding cash flows from customer contracting activities. As a result, the Company uses gross cash and net cash generated from customer contracting activities to better compare cash flows to operating performance.
Deferred customer billings include the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of our customer liabilities, and customer liabilities – related party balance in the condensed consolidated balance sheets available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.
Table 4 presents a reconciliation of GAAP revenue to gross cash generated from customer contracting activities, and Table 5 presents a reconciliation of GAAP net income (loss), the most comparable GAAP measure, to adjusted EBITDA and net cash generated from customer contracting activities, in each case, for each of the periods indicated. Table 9 presents a reconciliation of projected GAAP operating income, which will be the most comparable GAAP measure for future periods following the adoption of the new revenue recognition standard, to projected Adjusted EBITDA. These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
Safe Harbor
This press release contains forward-looking statements, and in particular, any statements about future growth, plans and performance, including statements about the Company’s forecast for 2017, are forward-looking statements. All forward-looking statements contained in this press release involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 1, 2017. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “designed,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.
All forward-looking statements included in this press release are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in its periodic reports that it files with or furnishes to the SEC.

About R1 RCM
R1 serves as the one revenue cycle management partner for select hospitals and healthcare systems regardless of their payment models, patient engagement strategies, or settings of care. The Company uses a proven operating model based on the R1 Performance StackSM designed to fit seamlessly into any healthcare organization’s infrastructure and to enhance the patient experience, improve provider economics, and provide revenue predictability. To learn more, visit r1rcm.com

Contact:
R1 RCM Inc.
Investor and Media Relations:
Atif Rahim
312.324.5476
investorrelations@r1rcm.com

Table 1
R1 RCM Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

	December 31, 2016	December 31, 2015

Assets
Current assets:
Cash and cash equivalents	$181,176	$103,497
Short-term investments	—	1,023
Accounts receivable, net	3,985	10,194
Accounts receivable, net – related party	1,831	—
Prepaid income taxes	3,818	1,102
Prepaid expenses and other current assets	13,804	10,924
Total current assets	204,614	126,740
Property, equipment and software, net	32,789	27,217
Non-current deferred tax assets	169,916	300,825
Restricted cash equivalents	1,500	1,500
Other current assets	6,240	4,007
Total assets	$415,059	$460,289
Liabilities
Current liabilities:
Accounts payable	$7,947	$5,306
Current portion of customer liabilities	69,713	202,516
Current portion of customer liabilities - related party	14,175	—
Accrued compensation and benefits	24,789	9,062
Other accrued expenses	18,485	15,743
Total current liabilities	135,109	232,627
Non-current portion of customer liabilities	1,000	432,477
Non-current portion of customer liabilities - related party	110,032	—
Other non-current liabilities	9,659	8,498
Total liabilities	255,800	673,602

8.00% Series A convertible preferred stock: par value $0.01 per share, 370,000 authorized, 210,160 shares issued and outstanding as of December 31, 2016; no shares authorized or issued as of December 31, 2015 (aggregate liquidation value of $214,363 as of December, 2016)	171,593	—
Stockholders' equity (deficit):
Common stock, $0.01 par value, 500,000,000 shares authorized,116,425,524 shares issued and 106,659,542 shares outstanding at December 31, 2016; 113,259,408 shares issued and 107,715,436 shares outstanding at December 31, 2015	1,164	1,133
Additional paid-in capital	349,198	322,492
Accumulated deficit	(304,702)	(481,773)
Accumulative other comprehensive loss	(2,843)	(2,488)
Treasury stock	(55,151	(52,677)
Total stockholders’ equity (deficit)	(12,334)	(213,313)
Total liabilities and stockholders’ equity (deficit)	$415,059	$460,289

Table 2
R1 RCM Inc.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015

Net services revenue	$106,157	$68,341	$592,557	$117,239
Operating expenses:
Cost of services	62,079	38,693	199,697	168,977
Selling, general and administrative	15,740	15,237	74,137	74,963
Other	829	3,493	20,822	9,343
Total operating expenses	78,648	57,423	294,656	253,283
Income (loss) from operations	27,509	10,918	297,901	(136,044)
Net interest income	110	84	297	231
Income (loss) before income tax provision	27,619	11,002	298,198	(135,813)
Income tax provision (benefit)	14,493	5,555	121,127	(51,557)
Net income (loss)	$13,126	$5,447	$177,071	($84,256)

Net income (loss) per common share:
Basic	$0.05	$0.06	$0.65	($0.87)
Diluted	$0.05	$0.06	$0.65	($0.87)
Weighted average shares used in calculating net income (loss) per common share:
Basic	101,022,185	98,137,885	100,160,206	96,806,885
Diluted	101,022,185	98,751,254	100,160,206	96,806,885
Consolidated statements of comprehensive income (loss)
Net income (loss)	13,126	5,447	177,071	(84,256)
Other comprehensive loss:	-	-	-	-
Foreign currency translation adjustments	(303)	(23)	(355)	(725)
Comprehensive income (loss)	$12,823	$5,424	$176,716	($84,981)

Table 3
R1 RCM Inc.
Consolidated Statements of Cash Flows
(In thousands)

	Year Ended December 31,
	2016	2015
Operating activities:
Net income (loss)	$177,071	$(84,256)
Adjustments to reconcile net income (loss) to net cash used in operations:
Depreciation and amortization	10,198	8,462
Share-based compensation	29,834	29,236
Loss on disposal	207	—
Provision (recovery) for doubtful receivables	5	(46)
Deferred income taxes	121,834	(52,690)
Excess tax benefits from share-based awards	—	—
Reimbursed tenant improvements	1,419	—
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	4,373	(5,709)
Restricted cash equivalents	—	(1,500)
Prepaid income taxes	(2,770)	5,058
Prepaid expenses and other assets	(6,920)	(7,465)
Accounts payable	1,197	(7,162)
Accrued compensation and benefits	15,747	(5,918)
Other liabilities	1,018	248
Customer liabilities and customer liabilities - related party	(440,073)	97,930
Net cash used in operating activities	$(86,860)	$(23,812)
Investing activities:
Purchase of short-term investments	—	(1,023)
Purchases of property, equipment and software	(12,635)	(21,275)
Proceeds from maturation of short-term investments	1,023	—
Net cash used in investing activities	$(11,612)	$(22,298)
Financing activities:
Series A convertible preferred stock and warrant issuance, net of issuance costs	178,669	—
Exercise of vested stock options	165	1,547
Purchase of treasury stock	(2,439)	(1,607)
Restricted cash released from letter of credit	—	5,000
Net cash provided by financing activities	$176,395	$4,940
Effect of exchange rate changes on cash	(244)	(500)
Net increase (decrease) in cash and cash equivalents	77,679	(41,670)
Cash and cash equivalents at beginning of period	103,497	145,167
Cash and cash equivalents at end of period	$181,176	$103,497

Supplemental disclosure of non-cash financing activities
Accrued dividend payable to Preferred Stockholders	$4,203	$0
Accrued liabilities related to purchases of property, equipment and software	2,447	411
Accounts payable related to purchases of property, equipment and software	2,027	565
Income taxes paid	(1,111)	(1,088)
Income taxes refunded	666	1,441

Table 4
R1 RCM Inc.
Reconciliation of GAAP Net Services Revenue to Non-GAAP Gross Cash Generated from Customer Contracting Activities
(In thousands)

	Three Months Ended December 31,		2016 vs. 2015 Change		Year Ended December 31,		2016 vs. 2015 Change
	2016	2015	Amount	%	2016	2015	Amount	%

Consolidated Statement of Operations Data:
RCM services: net operating fees	$68,589	$46,832	$21,757	46.5%	$368,848	$66,234	$302,614	456.9%
RCM services: incentive fees	24,780	11,289	13,491	119.5%	191,317	20,311	171,006	841.9%
RCM services: other	8,030	6,790	1,240	18.3%	16,322	16,381	(59)	-0.4%
Other services fees	4,758	3,430	1,328	38.7%	16,070	14,313	1,757	12.3%
Total net services revenue	106,157	68,341	37,816	55.3%	592,557	117,239	475,318	405.4%
Change in deferred customer billings	(318,059)	4,337	(322,396)	unfav.	(383,864)	112,938	(496,802)	unfav.
Gross cash generated from customer contracting activities	$69,835	$72,678	($284,580)	-391.6%	$208,693	$230,177	($21,484)	-9.3%

Components of Gross Cash Generated from Customer Contracting Activities:
RCM services: net operating fee	$55,713	$34,424	$21,289	61.8%	$150,527	$123,185	$27,342	22.2%
RCM services: incentive fee	5,309	20,155	(14,846)	-73.7%	29,112	67,656	(38,544)	-57.0%
RCM services: other	4,056	14,669	(10,613)	-72.3%	12,985	25,023	(12,038)	-48.1%
Total RCM services fees	65,078	69,248	(4,170)	-6.0%	192,624	215,864	(23,240)	-10.8%
Other services fees	4,757	3,430	1,327	38.7%	16,069	14,313	1,756	12.3%
Gross cash generated from customer contracting activities	$69,835	$72,678	($2,843)	-3.9%	$208,693	$230,177	($21,484)	-9.3%

fav. - Favorable
unfav. - Unfavorable

Table 5
R1 RCM Inc.
Reconciliation of GAAP Net Income/(Loss) to Non-GAAP Net Cash Generated from Customer Contracting Activities
(In thousands)

	Three Months Ended December 31,		2016 vs. 2015 Change		Year Ended December 31,		2016 vs. 2015 Change
	2016	2015	Amount	%	2016	2015	Amount	%

Net income (loss)	$13,126	$5,447	$7,679	141.0%	$177,071	($84,256)	$261,327	-310.2%
Net interest income	(110)	(84)	(26)	31.0%	(297)	(231)	(66)	28.6%
Income tax provision (benefit)	14,493	5,555	8,938	160.9%	121,127	(51,557)	172,684	-334.9%
Depreciation and amortization expense	2,893	1,906	987	51.8%	10,198	8,462	1,736	20.5%
Share-based compensation expense	4,659	6,353	(1,694)	-26.7%	28,102	31,671	(3,569)	-11.3%
Other	829	3,493	(2,664)	-76.3%	20,822	9,343	11,479	122.9%
Adjusted EBITDA	35,890	22,670	13,220	58.3%	357,023	(86,568)	443,591	-512.4%
Change in deferred customer billings	(36,322)	4,337	(40,659)	unfav.	(383,864)	112,938	(496,802)	unfav.
Net cash generated from customer contracting activities	$432)	$27,007	($27,439)	unfav.	($26,841)	$26,370	($53,211)	unfav.
fav. - Favorable
unfav. - Unfavorable

Table 6
R1 RCM Inc.
Share-Based Compensation Expense
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015

Cost of services	$1,333	$1,452	$6,137	$7,208
Selling, general and administrative	$3,326	4,901	21,965	24,463
Other	$0	—	1,828	—
Total share-based compensation expense	$4,659	$6,353	$29,930	$31,671

Table 7
R1 RCM Inc.
Depreciation and Amortization Expense
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015

Cost of services	$2,620	$1,737	$9,492	$7,536
Selling, general and administrative	$273	169	706	926
Total depreciation and amortization	$2,893	$1,906	$10,198	$8,462

Table 8
R1 RCM Inc.
Condensed Consolidated Non-GAAP Financial Information
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015

GAAP net services revenue	$106,157	$68,341	$592,557	$117,239
Increase/(decrease) in deferred customer billings	(36,322)	4,337	(383,864)	112,938
Gross cash generated from customer contracting activities	69,835	72,678	208,693	230,177

Operating Expenses[1]:
Cost of services	58,126	35,504	184,068	154,233
Selling, general and administrative	12,141	10,167	51,466	49,574
Sub-total	70,267	45,671	235,534	203,807

Net cash generated from customer contracting activities	($432)	$27,007	($26,841)	$26,370

Net cash generated margin	-0.6%	37.2%	-12.9%	11.5%

1Excludes share-based compensation, depreciation and amortization, and other costs

Table 9
Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance
(In millions)

GAAP Operating Income Guidance	($25) - ($30)
Plus:
Depreciation and amortization expense	~$13
Share-based compensation expense	~$13
Severance and other costs	~$5
Adjusted EBITDA Guidance	$0 - $5